Where Intelligence Meets Infrastructure RBCF E B R UCapital A R Y 2 0 1Markets 7 2018 Global Industrials Conference September 5, 2018 M U E L L E R W A T E R P R O D U C T S . C O M

NON-GAAP Financial Measures, Forward-Looking Statements and Reclassified Financials Non-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements, including statements regarding our go-to-market strategies, operational excellence, acceleration of new product development, continued growth in our end markets in this fiscal year, net sales growth and adjusted operating income targets, growth and capital allocation strategies and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market or regulatory conditions, manufacturing and product performance, warranty assumptions (including the adequacy of our reserves related thereto), expectations regarding higher volumes, continued execution of our cost productivity initiatives and improved pricing, as well as other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law. Reclassified Financial Information The Company sold its Anvil business in the 2017 second quarter. Amounts applicable to Anvil have been classified as discontinued operations. On October 1, 2017, we adopted Financial Accountings Standards Board Accounting Standards Update No. 2017-07, which requires us to exclude from operating income the components of net periodic benefit cost other than service cost. Accordingly, we have reclassified pension costs from selling, general and administrative expenses and cost of sales to pension costs other than service. M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 2

Mueller Water Products at a Glance History LTM Financials ▪ Founded 160 years ago as of June 30, 2018 ($ in Millions) ▪ Spun off from Walter Industries in 2006 Net sales $ 888.6 ▪ Listed on NYSE (MWA) June 1, 2006 Infrastructure $ 799.7 90.0% Technologies $ 88.9 10.0% ▪ Divested U.S. Pipe (2012) and Anvil (2017) Adjusted operating income $ 133.9 15.1% Adjusted EBITDA $ 176.0 19.8% ≈10% Natural gas utilities ≈60% Repair and replacement of municipal water ≈30% systems Residential Fiscal Year 2017 Year Fiscal construction End Markets* End * End market data based on company estimates, rounded to 5%, and includes all sales for Infrastructure and Technologies segments. M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 3

Focused Strategy and Execution Driving Results

Where Intelligence Meets Infrastructure®

Committed to delivering sustainable and efficient solutions for our customers and the work they do by bridging the gap between intelligence and infrastructure, helping our customers deliver the most important water resources to their communities and enabling smart cities of the future.

Deliver Integrated, Customer-Focused Support and Alignment	**Accelerate Development of New Products**	**Drive Continuously Towards Operational Excellence**	**Implement a Go-To-Market Strategy that Leverages All of Our Products and Services**

We are a trusted partner for our customers with solutions and products that are recognized for their reliability, innovation and ability to deliver the lowest total cost of ownership. We help utilities increase operational efficiencies, improve service levels, prioritize capital spending, ensure access to water, and protect lives and property.

OUR CORE PRINCIPLES

Respect | Integrity | Trust

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 4

Investment Highlights



Strong Competitive Position	▪ Leading brand and municipal market specification positions ▪ Large installed base of iron gate valves and fire hydrants ▪ Comprehensive distribution network and strong end-user relationships ▪ Low-cost manufacturing operations using lost foam process
Fundamentally Sound Long-term Dynamics	▪ Favorable market dynamics in municipal and residential end-markets ▪ Aging infrastructure with increasing public awareness driving need for investment requiring a $1.7 trillion investment, according to the American Water Works Association(1) ▪ End-markets served by limited number of suppliers
Manufacturing Excellence Driving Margin Improvement	▪ Enhanced operational excellence initiatives delivering ongoing productivity improvements ▪ Capital investments and efficiencies driving margin expansion and continued investment in product development
Leveraging Strengths to Invest in Emerging Growth Areas	▪ Intelligent Water Technology™ solutions helping utilities actively diagnose, monitor and control the delivery of drinking water ▪ Proprietary fixed leak detection, pipe condition assessment and smart metering offerings ▪ Flexible and scalable technology platform for smart water network
Strong Balance Sheet and Free Cash Flow	▪ Strong balance sheet and free cash flow driving balanced and disciplined capital allocation ▪ Enabling growth through acquisitions, new product development and capital investments, while returning cash to shareholders through dividends and share repurchases

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 5

Products and Markets

Our Leading Product Positions

	 Fire Hydrants #1 PRODUCT POSITION	 Iron Gate Valves #1 PRODUCT POSITION	 Butterfly Valves #1 PRODUCT POSITION	 Brass Products #2 PRODUCT POSITION
Mueller Water Products	●	●	●	●
A.Y. McDonald				●
ACIPCO	●	●		
DeZURIK			●	
Ford Meter Box				●
McWane	●	●	●	

Company estimates based on internal analysis and information from trade associations and distributor networks, where available.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 7

Bringing Value to our Customers



Drinking Water Source
Pump Station
Water Treatment Plant
Automatic Control Valve
Transmission Main Leak Detection
Pressure Monitoring
Pressure Monitoring
Water Department
Mi.Net
Iron Gate Valve
S.M.A.R.T. Flushing System
Hydro-Guard
Distribution Main Leak Detection
Hydro-Guard
Distribution Main Leak Detection
Manage Water Semi-Remotely
Water Meter
Automatic Control Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Water Treatment Plant
Pressure Monitoring
Transmission Main Leak Detection
Pressure Monitoring
Water Discharge after Treatment

This diagram is for illustrative purposes only.

- Providing valued products and services to over 50,000 municipalities and utilities
- Utilizing proprietary smart technologies to help our customers actively diagnose, monitor and control the delivery of drinking water
- Developing new technology offerings which utilize fire hydrant base owned by municipalities

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 8

U.S. Water Infrastructure Requires Substantial Long-Term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment [1]
- ASCE graded drinking water infrastructure a D [2]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair



Accelerating Need
(3)
Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

Future Drinking Water Infrastructure Expenditure Needs [4]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

MUELLERWATERPRODUCTS.COM
SEPTEMBER 2018
9

Funding Water Infrastructure Repair Historical Water Rates Compared to Other Utilities(1) 600 CPI Utilities (NSA 1982-1984 = 100) 500 400 300 200 100 0 UTILITY SOURCES OF FUNDING 1993 1958 1963 1968 1973 1978 1983 1988 1998 2003 2008 2013 2018 1953 ▪ CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $6,400(3) ▪ CPI for water and sewerage maintenance increased 3.4% (1) Bureau of Labor Statistics (1) (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch for 12 months ended July 2018 (3) American Water Works Association 2016 Water and Wastewater Rate Survey ▪ (4) RAND Corporation 2017 Report titled “Not Everything is Broken” 96% funded at state and local government level(4) ▪ Drinking Water State Revolving Fund: $863 million in FY 2017 M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 10

Focus on Manufacturing Excellence Driving Organic Growth

- Infrastructure has strong adjusted EBITDA margins (27.5% in FY2017) providing a manufacturing base for future growth
- Enhanced operational initiatives driving ongoing productivity improvements to facilitate innovation, increase new product development, and strengthen product margins


Capital Investment
New Product Development
Lean Manufacturing

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 11

Strong Need for Intelligence in Water Infrastructure

Black & Veatch 2016 Strategic Directions in the U.S. Water Industry

"Smart metering is a highly successful way of accurately identifying water loss."







Water Conservation

- 42% of U.S. experiencing drought or abnormally dry conditions(1)
- 240,000 water main breaks per year with 27% increase in break rates since 2012(2,3)

Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for in the water system(4)
- Growing number of states requiring water loss audits(5)

Customer Service Focus

- Awareness/education
- Ongoing monitoring
- Sustainability

(1) U.S. Drought Monitor as of August 14, 2018 (includes contiguous 48 states)
(2) EPA Aging Water Infrastructure Research Program
(3) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018. Steven Folkman at Utah State University
(4) Navigant Research
(5) National Resource Defense Council

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 12

Technologies Bringing Intelligence to Water Infrastructure

Intelligent Water Technology™ is Mueller's full-line of innovative solutions, products and services that actively diagnose, monitor and control the delivery of safe, clean drinking water to consumers and businesses

Mueller SYSTEMS ⟷ Mi.Net® ⟷ echologics® A Mueller TECHNOLOGIES COMPANY

Smart Metering

- Provide longer-range AMI systems
- Manage water service remotely
- Detect leaks
- Increase education and customer service with consumer portal



CIS Database
Server with Mi.Host Software
INTERNET
LoRaWAN
Long Range Technology
Mi.Data Customer Portal
Mi.Hub Collector
EchoShore®-DX
Hb Mag Meter
420 Remote Disconnect Meter
420 PD Composite Meter

Leak Detection and Pipe Condition Assessment

- Detect leaks on transmission and distribution mains; ongoing monitoring
- Assess condition of distribution and transmission mains
- Provide data analytics to manage water assets

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 13

Financial Performance

Focused Execution Driving Results

Pursued Strategic Opportunities

- Leveraged Mueller brand to drive organic growth
- Acquired automatic control valves
- Acquired and investing in leak detection and pipe condition assessment technologies
- Acquired and investing in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, integrated leak detection, and longer-range communications capabilities

Generated Free Cash Flow

- Produced strong record of free cash flow generation driven by improvements in operating results and management of working capital
- Generated approximately $100 million in free cash flow in last two years (FY2016 + FY2017)
- Reduced debt by more than $600 million since September 30, 2008
- Refinanced debt in June 2018 with $450 million of 5.5% Senior Notes due 2026

Improved Productivity and Reduced Costs

- Reorganized the Company around product value streams
- Implemented cost savings to fund investments in manufacturing and new product development
- Divested Anvil and U.S. Pipe
- Implemented Lean manufacturing and other productivity improvements:
  - Increased production capacity within existing footprint
  - Lowered labor costs
  - Reduced manufacturing footprint

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 15

History of Strong Financial Performance ▪ Delivered 13% cumulative net sales growth since fiscal 2013 years (3% CAGR) ▪ Driven 60% cumulative adjusted EBITDA growth with 580 bps. improvement in adjusted EBITDA margin since fiscal 2013 (1) Consolidated Net Sales Consolidated Adjusted EBITDA and ($ in millions) Adjusted EBITDA Margin ($ in millions) $840 $826 $250 19.5% 19.8% $820 18.1% 20.0% $801 16.2% $793 $200 $800 14.0% $164 $783 $156 15.0% $780 $143 $150 $127 $760 $102 10.0% $740 $730 $100 $720 $50 5.0% $700 $680 $0 0.0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2013 FY2014 FY2015 FY2016 FY2017 (1) Adjusted EBITDA excludes other charges of $1.4 million in 2013, $3.1 million in 2014, $7.9 million in 2015, $7.2 million in 2016 and $21.2 million in 2017 M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 16

Q3 2018 Consolidated Financial Highlights

- Net sales increased 7.8%, or $18.0 million, to $250.2 million driven by higher volumes at both Infrastructure and Technologies, as well as higher pricing at Infrastructure
- Adjusted operating income increased 5.1% to $47.3 million compared with $45.0 million in 2017
- Adjusted operating performance was favorably impacted by higher volumes and higher pricing, which were partially offset by higher costs associated with inflation, unexpected equipment downtime and repairs, and timing of certain SG&A expenses
- Adjusted EBITDA increased 5.7% to $57.9 million compared with $54.8 million in 2017
- LTM Adjusted EBITDA was $176.0 million, or 19.8% of net sales
- Adjusted net income per diluted share was $0.19 compared with $0.16 last year

Third Quarter	**2018**	**2017**
Net sales	$ 250.2	$ 232.2
Adj. operating income	$ 47.3	$ 45.0
Adj. operating margin	18.9%	19.4%
Adj. net income per share	$ 0.19	$ 0.16
Adj. EBITDA	$ 57.9	$ 54.8
Adj. EBITDA margin	23.1%	23.6%

$ in millions except per share amounts

3Q18 results exclude warranty charge of $14.1 million, $6.2 million charge related to debt refinancing, other charges of $2.6 million, $2.4 million settlement gain on termination of interest rate swap contracts, and $5.8 million of income tax for adjusting items for adjusted net income.

3Q17 results exclude $0.8 million inventory purchase accounting adjustment, other charges of $1.2 million, and $0.7 million of income tax for adjusting items for adjusted net income.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 17

Strong Balance Sheet with Significant Flexibility ■ Net debt at 1x, down from a peak of more than 6x ■ Refinanced debt in June 2018 with $450 million of 5.5% Senior Notes due 2026 providing fixed interest rates over an 8-year period ■ Have $175 million ABL Agreement with no outstanding borrowings and no financial maintenance covenants with excess availability at $17.5 million ■ About $112 million excess availability under our ABL Agreement at June 30, 2018 $1,800 $1,549 $1,600 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $ in in $ millions $600 $546 $489 $484 $481 $445 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 Q3FY18* * 5.5% Senior Notes net of $6.6 million of deferred debt issuance costs M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 18

Balanced and Disciplined Capital Allocation

Strategic Investments

- Driving organic growth through capital investments and acquisitions
- Looking to accelerate capital expenditures
- Building pipeline for acquisitions to expand product portfolio, leverage existing relationships and capabilities, and grow geographic footprint
- Acquired Singer Valve to expand product portfolio

Shareholders

- Increased dividend 25% in February 2018 which is the fourth increase in the last three years
- Repurchased $75 million worth of shares since January 2017 with $170 million available in share repurchase program

Balance Sheet

- Reduced debt by more than $1 billion since March 31, 2006 and $600 million since September 30, 2008
- Capital structure and net leverage position provides flexibility to support acquisitions and shareholders

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 19

Investment Highlights



Strong Competitive Position	▪ Leading brand and municipal market specification positions ▪ Large installed base of iron gate valves and fire hydrants ▪ Comprehensive distribution network and strong end-user relationships ▪ Low-cost manufacturing operations using lost foam process
Fundamentally Sound Long-term Dynamics	▪ Favorable market dynamics in municipal and residential end-markets ▪ Aging infrastructure with increasing public awareness driving need for investment requiring a $1.7 trillion investment, according to the American Water Works Association[1] ▪ End-markets served by limited number of suppliers
Manufacturing Excellence Driving Margin Improvement	▪ Enhanced operational excellence initiatives delivering ongoing productivity improvements ▪ Capital investments and efficiencies driving margin expansion and continued investment in product development
Leveraging Strengths to Invest in Emerging Growth Areas	▪ Intelligent Water Technology™ solutions helping utilities actively diagnose, monitor and control the delivery of drinking water ▪ Proprietary fixed leak detection, pipe condition assessment and smart metering offerings ▪ Flexible and scalable technology platform for smart water network
Strong Balance Sheet and Free Cash Flow	▪ Strong balance sheet and free cash flow driving balanced and disciplined capital allocation ▪ Enabling growth through acquisitions, new product development and capital investments, while returning cash to shareholders through dividends and share repurchases

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 20

Supplemental Data

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Quarter ended June 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 224.1 $ 26.1 $ — $ 250.2 Gross profit (loss) $ 83.4 $ (8.9) $ — $ 74.5 Selling, general and administrative expenses 26.4 7.2 7.7 41.3 Strategic reorganization and other charges — — 2.6 2.6 Operating income (loss) $ 57.0 $ (16.1) $ (10.3) $ 30.6 Operating margin 25.4% (61.7)% 12.2% Capital expenditures $ 10.7 $ 2.0 $ (0.2) $ 12.5 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 15.3 Warranty charge 14.1 Strategic reorganization and other charges 2.6 Loss on early extinguishment of debt 6.2 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit of adjusting items (5.8) Adjusted net income $ 30.0 Weighted average diluted shares outstanding 159.2 Adjusted net income per diluted share $ 0.19 M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 22

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

	Quarter ended June 30, 2018			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 15.3
Loss on early extinguishment of debt				6.2
Gain on settlement of interest rate swap contracts				(2.4)
Income tax expense [(1)]				6.0
Interest expense, net [(1)]				5.3
Pension costs other than service				0.2
Operating income (loss)	$ 57.0	$ (16.1)	$ (10.3)	30.6
Warranty charge	—	14.1	—	14.1
Strategic reorganization and other charges	—	—	2.6	2.6
Adjusted operating income (loss)	57.0	(2.0)	(7.7)	47.3
Pension costs other than service	—	—	(0.2)	(0.2)
Depreciation and amortization	9.2	1.5	0.1	10.8
Adjusted EBITDA	$ 66.2	$ (0.5)	$ (7.8)	$ 57.9
Adjusted operating margin	25.4%	(7.7)%		18.9%
Adjusted EBITDA margin	29.5%	(1.9)%		23.1%
Adjusted EBITDA	$ 66.2	$ (0.5)	$ (7.8)	$ 57.9
Three prior quarters' adjusted EBITDA	151.8	(6.4)	(27.3)	118.1
Trailing twelve months' adjusted EBITDA	$ 218.0	$ (6.9)	$ (35.1)	$ 176.0
Reconciliation of net debt to total debt (end of period):				
Current portion of long-term debt				$ 0.8
Long-term debt				444.5
Total debt				445.3
Less cash and cash equivalents				331.5
Net debt				$ 113.8
Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA)				0.6x
Reconciliation of free cash flow to net cash provided by operating activities of continuing operations:				
Net cash provided by operating activities of continuing operations of continuing operations				$ 68.5
Less capital expenditures				(12.5)
Free cash flow				$ 56.0

(1) We do not allocate interest or income taxes to our segments.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 23

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Quarter ended June 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 207.6 $ 24.6 $ — $ 232.2 Gross profit $ 77.0 $ 5.6 $ — $ 82.6 Selling, general and administrative expenses 23.6 7.2 7.6 38.4 Other charges 0.4 — 0.8 1.2 Operating income (loss) $ 53.0 $ (1.6) $ (8.4) $ 43.0 Operating margin 25.5% (6.5)% 18.5% Capital expenditures $ 6.1 $ 1.3 $ 0.1 $ 7.5 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 24.0 Loss from discontinued operations (after tax) 0.1 Inventory purchase accounting adjustment 0.8 Strategic reorganization and other charges 1.2 Income tax benefit of adjusting items (0.7) Adjusted net income $ 25.4 Weighted average diluted shares outstanding 160.6 Adjusted net income per diluted share $ 0.16 M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 24

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

	Quarter ended June 30, 2017			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 24.0
Loss from discontinued operations (after tax)				0.1
Income tax expense [1]				13.4
Interest expense, net [1]				5.1
Pension costs other than service				0.4
Operating income (loss)	$ 53.0	$ (1.6)	$ (8.4)	43.0
Inventory purchase accounting adjustment	0.8	—	—	0.8
Strategic reorganization and other charges	0.4	—	0.8	1.2
Adjusted operating income (loss)	54.2	(1.6)	(7.6)	45.0
Pension costs other than service	(0.1)	—	(0.3)	(0.4)
Depreciation and amortization	8.9	1.2	0.1	10.2
Adjusted EBITDA	$ 63.0	$ (0.4)	$ (7.8)	$ 54.8
Adjusted operating margin	26.1%	(6.5)%		19.4%
Adjusted EBITDA margin	30.3%	(1.6)%		23.6%
Adjusted EBITDA	$ 63.0	$ (0.4)	$ (7.8)	$ 54.8
Three prior quarters' adjusted EBITDA	137.8	(2.6)	(26.9)	108.3
Trailing twelve months' adjusted EBITDA	$ 200.8	$ (3.0)	$ (34.7)	$ 163.1
Reconciliation of net debt to total debt (end of period):				
Current portion of long-term debt				$ 5.5
Long-term debt				475.7
Total debt				481.2
Less cash and cash equivalents				353.2
Net debt				$ 128.0
Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA)				0.8x
Reconciliation of free cash flow to net cash provided by operating activities of continuing operations:				
Net cash provided by operating activities of continuing operations				$ 41.7
Less capital expenditures				(7.5)
Free cash flow				$ 34.2

(1) We do not allocate interest or income taxes to our segments.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 25

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

	Nine months ended June 30, 2018			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net sales	$ 595.3	$ 66.4	$ —	$ 661.7
Gross profit (loss)	$ 207.3	$ (2.9)	$ —	$ 204.4
Selling, general and administrative expenses	77.2	21.7	24.9	123.8
Gain on sale of idle property	—	—	(9.0)	(9.0)
Strategic reorganization and other charges	0.1	0.1	8.2	8.4
Operating income (loss)	$ 130.0	$ (24.7)	$ (24.1)	$ 81.2
Operating margin	21.8%	(37.2)%		12.3%
Capital expenditures	$ 21.8	$ 5.0	$ 0.1	$ 26.9
Reconciliation of non-GAAP performance measures to GAAP performance measures:				
Net income				$ 80.6
One-time impacts from tax legislation				(35.1)
Warranty charge				14.1
Gain on sale of idle property				(9.0)
Strategic reorganization and other charges				8.4
Loss on early extinguishment of debt				6.2
Gain on settlement of interest rate swap contracts				(2.4)
Income tax benefit of adjusting items				(4.9)
Adjusted net income				$ 57.9
Weighted average diluted shares outstanding				159.5
Adjusted net income per diluted share				$ 0.36

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 26

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

	Nine months ended June 30, 2018			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 80.6
One-time impacts from tax legislation				(35.1)
Loss on early extinguishment of debt				6.2
Gain on settlement of interest rate swap contracts				(2.4)
Income tax expense [1]				15.5
Interest expense, net [1]				15.7
Pension costs other than service				0.7
Operating income (loss)	$ 130.0	$ (24.7)	$ (24.1)	81.2
Warranty charge	—	14.1	—	14.1
Gain on sale of idle property	—	—	(9.0)	(9.0)
Strategic reorganization and other charges	0.1	0.1	8.2	8.4
Adjusted operating income (loss)	130.1	(10.5)	(24.9)	94.7
Pension costs other than service	—	—	(0.7)	(0.7)
Depreciation and amortization	27.7	4.4	0.2	32.3
Adjusted EBITDA	$ 157.8	$ (6.1)	$ (25.4)	$ 126.3
Adjusted operating margin	21.9%	(15.8)%		14.3%
Adjusted EBITDA margin	26.5%	(9.2)%		19.1%

Reconciliation of free cash flow to net cash provided by operating activities of continuing operations:

Net cash provided by operating activities of continuing operations	$ 70.1
Less capital expenditures	(26.9)
Free cash flow	$ 43.2

(1) We do not allocate interest or income taxes to our segments.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 27

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES Nine months ended June 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 535.5 $ 63.6 $ — $ 599.1 Gross profit $ 183.6 $ 3.3 $ — $ 186.9 Selling, general and administrative expenses 67.9 20.7 24.8 113.4 Other charges 2.1 0.1 2.8 5.0 Operating income (loss) $ 113.6 $ (17.5) $ (27.6) $ 68.5 Operating margin 21.2% (27.5)% 11.4% Capital expenditures $ 13.8 $ 7.6 $ 0.2 $ 21.6 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 104.0 Income from discontinued operations (after tax) (69.8) Discrete warranty charge 9.8 Inventory purchase accounting adjustment 0.8 Strategic reorganization and other charges 5.0 Income tax benefit of adjusting items (2.7) Adjusted net income $ 47.1 Weighted average diluted shares outstanding 162.4 Adjusted net income per diluted share $ 0.29 M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 8 28

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

	Nine months ended June 30, 2017			
	Infrastructure	Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 104.0
Income from discontinued operations (after tax)				(69.8)
Income tax expense [(1)]				16.2
Interest expense, net [(1)]				17.0
Pension costs other than service				1.1
Operating income (loss)	$ 113.6	$ (17.5)	$ (27.6)	68.5
Warranty charge	—	9.8	—	9.8
Inventory purchase accounting adjustment	0.8	—	—	0.8
Strategic reorganization and other charges	2.1	0.1	2.8	5.0
Adjusted operating income (loss)	116.5	(7.6)	(24.8)	84.1
Pension costs other than service	(0.3)	—	(0.8)	(1.1)
Depreciation and amortization	27.0	3.8	0.3	31.1
Adjusted EBITDA	$ 143.2	$ (3.8)	$ (25.3)	$ 114.1
Adjusted operating margin	21.8%	(11.9)%		14.0%
Adjusted EBITDA margin	26.7%	(6.0)%		19.0%

Reconciliation of free cash flow to net cash used in operating activities of continuing operations:	
Net cash provided by operating activities of continuing operations	$ 25.4
Less capital expenditures	(21.6)
Free cash flow	$ 3.8

(1) We do not allocate interest or income taxes to our segments.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2018 29

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